UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to

Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS and PROXY STATEMENT

2022 Annual Meeting Thursday, December 15, 2022 10:00 a.m., Eastern time Virtual-only meeting Webcast registration access at https://web.lumiagm.com/238744591	Inside CEO’s letter to stockholders Information on three voting proposals:
Election of eight directors

Ratification of appointment of independent auditor for 2022

Advisory vote on 2022 executive compensation

25 West 39th Street New York, NY 10018

November 21 , 2022

Dear Fellow Stockholder:

It is my pleasure to invite you to attend the Annual Meeting of Stockholders of Troika Media Group, Inc. to be held on Thursday, December 15, 2022, at 10:00 a.m., Eastern time. This year’s Annual Meeting will be conducted virtually via live audio webcast. Each holder of common stock as of 5:00 p.m., Eastern time, on the record date of October 27, 2022, will be able to participate in the Annual Meeting via live webcast through the unique join link and password delivered to them prior to the meeting. Stockholders will also be able to vote their shares and submit questions via the Internet during the meeting by participating in the webcast.

During the Annual Meeting, stockholders will be asked to elect all of the members of the board of directors and to ratify the appointment of RBSM LLP as our independent auditor for the transition period July 1, 2022, to December 31, 2022. We also will be asking stockholders to approve, by an advisory vote, our 2022 executive compensation as disclosed in the Proxy Statement for the Annual Meeting (a “say-on-pay” vote). All of these matters are important, and we urge you to vote in favor of the election of each of the director nominees, the ratification of the appointment of our independent auditor, and the approval of our 2022 executive compensation.

Today we are sending to each of our stockholders the Amended and Restated Proxy Statement for the Annual Meeting, and our amended and restated 2022 Annual Report, as well as instructions on how to vote via proxy over the Internet. The Amended and Restated Proxy Statement has been amended principally to include on the slate of directors two directors who were appointed to the board subsequent to the initial distribution of the Proxy Statement.

It is important that you vote your shares of common stock virtually or by proxy, regardless of the number of shares you own. You will find the instructions for voting on your in the Proxy Statement and on the or proxy card. We appreciate your prompt attention.

The board invites you to participate in the Annual Meeting so that management can listen to your suggestions, answer your questions, and discuss business developments and trends with you. Thank you for your support, and we look forward to joining you at the Annual Meeting.

Sincerely,

Sid Toama

Chief Executive Officer

Notice of 2022 Annual Meeting of Stockholders

To Stockholders of Troika Media Group, Inc.:

The board of directors is soliciting proxies for use at the Troika Media Group, Inc. 2022 Annual Meeting of Stockholders. You are receiving the Proxy Statement because you were a holder of common stock as of 5:00 p.m., Eastern time, on the record date of October 27, 2022, and therefore are entitled to vote at the Annual Meeting. The Annual Meeting will be held to vote upon:

In addition, any other business properly presented may be acted upon at the Annual Meeting. Each share of common stock is entitled to one vote for each director position and other proposal.

In accordance with Securities and Exchange Commission (“SEC”) rules, we are mailing to stockholders, commencing on or about November 21 , 2022:

●    our Proxy Statement;

●    our Annual Report on Form 10-K, as amended, for the fiscal year ended June 30, 2022; and

●    a proxy card.

By Order of the Board of Directors,

Michael Tenore

Secretary

November 21 , 2022

When Thursday, December 15, 2022 10:00 a.m., Eastern time Where Webcast only Registration access at https://web.lumiagm.com/238744591

How to Vote in Advance

Your vote is important. Please vote as soon as possible by one of the methods shown below. Your proxy card or voting instruction form should be readily available.

Via Internet (Any Web-Enabled Device)

Vote online at: “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

By Mail (Pursuant to Printed Materials)

Vote by mailing a signed, completed proxy card in the postage-paid, pre-addressed envelope.

25 West 39th Street New York, NY 10018

Amended & Restated Proxy Statement dated November 21 , 2022

2022 Annual Meeting of Stockholders

Troika Media Group, Inc., a Nevada corporation, is furnishing this Proxy Statement and related proxy materials in connection with the solicitation by its board of directors of proxies to be voted at its 2022 Annual Meeting of Stockholders and any adjournments. Troika Media Group, Inc. is providing these materials to the holders of record of its common stock, $0.001 or par value per share, as of 5:00 p.m., Eastern time, on the record date of October 27, 2022, and is first making available or mailing the materials on or about November 21 , 2022. All stockholders are strongly encouraged to participate in the Annual Meeting.

The Annual Meeting is scheduled to be held as follows:

Date	Thursday, December 15, 2022

Time	10:00 a.m., Eastern time

Webcast Registration Address	https://web.lumiagm.com/238744591

Your vote is important.

Please see the detailed information that follows in the Proxy Statement.

Explanatory Note

On November 4, 2022, Troika Media Group, Inc. filed with the Securities and Exchange Commission a definitive proxy statement for the 2022 Annual Meeting of Shareholders to be held on December 15, 2022. After the filing, the Board of Directors, upon the recommendation of its Nominating & Corporate Governance Committee appointed Grant Lyon and Jeffrey Stein to fill the vacancies on the board. We are amending and restating the Proxy Statement as those two directors have been added to the slate of directors for election at the Annual Meeting and to include information regarding the new directors. The proxy card being mailed to shareholders includes the new nominees for director. The Board recommends that stockholders vote FOR all eight nominees.

Contents

2022 Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to “TMG,” and to “we,” “us,” “our” and similar terms, refer to Troika Media Group, Inc.

Annual Meeting of Stockholders

Time and Date	10:00 a.m., Eastern time, on December 15, 2022
Meeting Webcast Registration Address	https://web.lumiagm.com/238744591
Record Date	5:00 p.m., Eastern time, on October 27, 2022
Voting	Stockholders will be entitled to one vote for each outstanding share of common stock they hold of record as of the record date.
Total Votes Per Proposal	1 for 1 votes, based on 67,031,116 shares of common stock outstanding as of the record date.
Online Voting Deadline	11:59 p.m., Eastern time, on December 14, 2022
Meeting Access	Stockholders that have registered by the registration deadline will be able to access the Annual Meeting by following the unique join link and entering the password that was delivered to them.

Annual Meeting Agenda

Proposal	Board Recommendation
Election of directors	FOR each nominee
Ratification of appointment of independent auditor	FOR
Advisory vote on 2022 executive compensation	FOR

How to Cast Your Vote

You can vote by any of the following methods:

Until 11:59 p.m., Eastern time, on December 14, 2022		At the Annual Meeting on December 15, 2022
● Internet:	From any web-enabled device at “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.	●	Internet: Join the meeting at https://web.lumiagm.com/238744591 using the unique code provided to you on the Proxy Card.
● Mail:	Return the completed and signed proxy card in a postage-paid return envelope that is provided with the proxy card.

Election of Directors

We are asking stockholders to elect the following eight director nominees, six of whom currently serve as members of the board of directors.

		Director Since		Experience/	Independent		Committee
Name	Age		Occupation	Qualifications	Yes	No	Memberships

Randall Miles (Chair of the Board)	66	2022	Chairman & CEO of SCM Capital Group	● Leadership ● Governance ● Business ● International ● Fund Raising ● Fiduciary Literacy	✓		Compensation Nominating and Governance Audit Special

Thomas Ochocki	46	2018	Chief Executive Officer and majority stockholder of Union Investment Management Ltd.	● Business ● Finance ● Industry		✓	None

Wendy Parker	57	2022	London, England based barrister and has been a member of Gatehouse Chambers’ Commercial, Property and Insurance Groups in London	● Restructuring ● Business ● International ● Legal	✓		Compensation

Martin Pompadur	87	2021	Private Investor and Consultant	● Industry ● Business ● Finance ● International	✓		Audit Compensation Nominating and Governance

Sadiq (Sid) Toama	40	2022	Chief Executive Officer of Troika Media Group, Inc.	● Leadership ● Industry ● Business ● International ● Legal		✓	None

Sabrina Yang	43	2022	Chief Financial Officer of Final Bell Holdings, Inc.	● Business ● Finance ● Industry	✓		Audit

Grant Lyon	59	N/A	Co-founder and managing partner of Arete Capital Partners, LLC	● Leadership ● Governance ● Business ● Fiduciary Literacy	✓		Special Committee

Jeffrey S. Stein	53	N/A	Founder and Managing Partner of Stein Advisors LLC	● Leadership ● Governance ● Business ● International ● Finance ● Risk Management	✓		Special committee

Board Representation

Independence:	75% Independent Board
Diversity:	Two Women in the Boardroom

Board Diversity Matrix

Total Number of Current Directors	8

Gender Identity	Female	Male	Non-Binary	Did Not Disclose
Directors	2	6	0	0
Demographic Background
Asian	1	0	0	0
White	1	5	0	0
Two or More Races or Ethnicities	0	1	0	0

Director Skills Matrix

	Randall Miles	Thomas Ochocki	Wendy Parker	Martin Pompadur	Sadiq Toama	Sabrina Yang	Grant Lyon	Jeffrey S. Stein
Senior leadership experience (CEO, President, CFO, etc.)	✓	✓	✓	✓	✓	✓	✓	✓
Business development / M&A experience	✓				✓		✓	✓
Financial literacy	✓					✓	✓	✓
Board experience (not TMG)	✓	✓		✓			✓	✓
Diversity (Ethno-racial, sex, gender, age, etc.)			✓		✓	✓
Independence	✓		✓	✓		✓	✓	✓
Industry experience					✓
Global business experience	✓	✓	✓	✓	✓		✓	✓
Manufacturing experience					✓
Marketing / branding experience		✓			✓
Regulatory experience				✓				✓
Fundraising experience	✓	✓						✓
Legal			✓		✓			✓
Education, training, certification						✓	✓	✓

Board Governance Practices

Elections:	Classified Board	No
	Frequency of Director Elections	Annual
	Voting Standard	Plurality
	Mandatory Retirement Age or Tenure	No
Chair:	Separate Chair of the Board and CEO	Yes
	Independent Chair of the Board	Yes
Meetings:	Number of Board Meetings in FY 2022	4
	Directors Attending at Least 85% of Board Meetings in 2022	All
	Independent Directors Meet without Management Present	Yes
	Number of Standing Committee Meetings Held in 2022	4
Director Status:	Directors “Overboarded” per ISS or Glass Lewis Voting Guidelines	None
	Material Related-Party Transactions with Directors	None
	Family Relationships with Executive Officers or Other Directors	None
	Shares Pledged by Directors	None

Ratification of Appointment of Independent Auditor

We are asking stockholders to ratify the audit committee’s retention of RBSM LLP, an independent registered public accounting firm, as our independent auditor to examine and report on our consolidated financial statements for the transition period from July 1, 2022, to December 31, 2022.

Advisory Vote on 2022 Executive Compensation

In accordance with rules of the Securities and Exchange Commission (“SEC”), we are asking stockholders for an advisory vote — known as a “say-on-pay” vote — of the 2022 compensation of our “named executive officers” as set forth in the compensation tables, related narrative discussion and other disclosures under “Executive Compensation” in this Proxy Statement. The following table summarizes information concerning the compensation paid to our named executive officers for the fiscal year 2022 and 2021:

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary	*Bonus	Stock Awards (5)	Option Awards (6)	All Other Comp	Total
Sadiq (Sid) Toama,	2022	$115,000	$—	$2,625,000	$—	$13,000	$2,753,000
President and CEO (1)	2021	N/A	N/A	N/A	N/A	N/A	N/A
Robert Machinist,	2022	$362,000	$—	$2,025,000	$—	$82,000	$2,469,000
CEO & Chairman (2)	2021	$270,000	$100,000	$—	$1,559,000	$—	$1,929,000
Erica Naidrich,	2022	$44,000	$100,000	$190,000	$—	$4,000	$338,000
Chief Financial Officer (3)	2021	N/A	N/A	N/A	N/A	N/A	$—
Chris Broderick,	2022	$348,000	$62,500	$800,000	$—	$220,000	$1,430,500
COO & CFO (4)	2021	$350,000	$137,500	$—	$—	$—	$487,500

(1)	Mr. Toama was elected President of the Company in March 2022 and was appointed Chief Executive Officer in May 2022. Mr. Toama was also granted 2,500,000 Restricted Stock Units “RSUs” on March 22, 2022.

(2)	Mr. Machinist was elected Chief Executive Officer in March 2018 and Chairman of the Board in July 2017. On January 1, 2021, he was awarded 500,000 warrants exercisable at $0.75 per share for six (6) years in fiscal 2020 and 2021, which had been forfeited by a former director. In 2022, Mr. Machinist was awarded 2,000,000 RSUs which have been converted. Mr. Machinist resigned as CEO from the Company on May 19, 2022, and stepped down as Chairman of the Board in July 2022. All Other Compensation includes approximately $63,000 in severance payments and an auto allowance of $12,000. Mr. Machinist also received a payment in fiscal year 2021 in an amount of approximately $159,000 consisting of salary that was earned and deferred by Mr. Machinist in periods prior to fiscal year 2021.

(3)	Ms. Naidrich was elected Chief Financial Officer of the Company in May 2022. Ms. Naidrich was also granted 200,000 RSUs on May 27, 2022.

(4)	Mr. Broderick served as Chief Operating Officer of the Company since July 2017. Mr. Broderick was appointed CFO of the Company in April 2021 and stepped down in May 2022 upon the appointment of Erica Naidrich. Mr. Broderick resigned as COO from the Company in June 2022. All Other Compensation includes an auto allowance of $12,000 and severance payments totaling $200,000. Mr. Broderick also received a payment in fiscal year 2021 in an amount of approximately $199,000 consisting of salary that was earned and deferred by Mr. Bressman in periods prior to fiscal year 2021.

(5)	The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Note 14. Stockholders Equity of the Notes to the Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2022, for a discussion of the assumptions made in determining the grant-date fair value of the Company’s equity awards.

(6)	The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Note 14. Stockholders Equity of the Notes to the Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2022, for a discussion of the assumptions made in determining the grant-date fair value of the Company’s equity awards.

Participation in the Virtual Annual Meeting

The board of directors considers the appropriate format of our annual meetings of stockholders on an annual basis. This year the board chose a virtual meeting format for the Annual Meeting in an effort to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet connected devices, including smart phones and tablets as well as laptop and desktop computers. We will be able to engage with all stockholders as opposed to just those who can afford to travel to an in-person meeting. The virtual format allows stockholders to submit questions and comments during the Annual Meeting.

Participation in the Annual Meeting, including listening, voting shares and submitting questions, will be limited to registered stockholders and proxyholders. To ensure they can participate, stockholders and proxyholders should visit https://web.lumiagm.com/238744591 and register to attend the Annual Meeting after 9:00 A.M. on the date of the meeting. Stockholders should be sure to follow the instructions on their proxy cards. Stockholders and proxyholders who intend to vote at the meeting will need to enter the virtual control number included on their proxy card. Stockholders who hold their shares in street name and who wish to participate in the Annual Meeting must provide, at registration, their legal proxy obtained from the broker, bank or other organization that holds their shares. Instructions on how to connect and participate via the Internet are posted at https://web.lumiagm.com/238744591 .

Stockholders who have registered at https://web.lumiagm.com/238744591 will be able to participate in the Annual Meeting via live webcast. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to stockholder proposals or our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2022 Annual Meeting of Stockholders Rules of Conduct and Procedures, a copy of which is attached hereto as Appendix A. Any material changes or updates to the 2022 Rules of Conduct and Procedures will be posted on our website and disclosed in a Current Report on Form 8-K filed with the SEC.

Online check-in to the Annual Meeting webcast will begin at 9:00 a.m., Eastern time, on December 15, 2022, and you should allow ample time to log in to the meeting webcast and test your computer audio system.

We have designed our virtual format to enhance, rather than constrain, stockholder access, participation, and communication. For example, stockholders will be able to communicate with us during the Annual Meeting so they can ask questions. An audio replay of the Annual Meeting will be made publicly available at https://www.troikamedia.com/investor-relations until our 2023 annual meeting of stockholders. This audio replay will include each stockholder question addressed during the Annual Meeting. We are utilizing technology from American Stock Transfer & Trust Company, LLC (“AST”). The AST platform is expected to accommodate most, if not all, stockholders. Both we and AST will test the platform technology before going “live” for the Annual Meeting.

Questions and Answers About the Annual Meeting

Q:	When and where will the Annual Meeting be held?

A:	This year the Annual Meeting of Stockholders of Troika Media Group, Inc., will be held exclusively by webcast beginning at 10:00 a.m., Eastern time, on Thursday, December 15, 2022. In order to attend the Annual Meeting, please visit https://web.lumiagm.com/238744591 after 9:00 a.m., on December 15, 2022. Please be sure to follow the instructions on your proxy card.

Q:	Who may join the Annual Meeting?

A:
Participation in the Annual Meeting, including voting shares and submitting questions, will be limited to stockholders and proxyholders. To ensure they can participate, stockholders and proxyholders should visit https://web.lumiagm.com/238744591 after 9:00 a.m. on December 15, 2022. Please be sure to follow the instructions on your proxy card. Stockholders and proxyholders that intend to vote at the meeting will need to enter the virtual control number included on their proxy card.

Online check-in to the Annual Meeting webcast will begin at 9:00 a.m., Eastern time, on December 15, 2022. We encourage you to allow ample time to log in to the meeting webcast and test your computer audio system.

Q:	How do I register and attend the Annual Meeting?

A:	Participants can log in to attend the Annual Meeting virtually by visiting ttps://web.lumiagm.com/238744591 after 9:00 a.m. on December 15, 2022. You will need to enter your 11 digit Control Number as it appears on your proxy card, along with the password on the proxy card.

If you wish to vote your shares electronically at the Annual Meeting, you will need your virtual control number included on your proxy card.

Q:	What materials have been prepared for stockholders in connection with the Annual Meeting?

A:	We are furnishing you and other stockholders of record with the following proxy materials:

● our Annual Report on Form 10-K , as amended, for the fiscal year ended June 30, 2022 (including our audited consolidated financial statements for 2022 and 2021), which we refer to as the 2022 Annual Report; and

● This Amended and Restated Proxy Statement for the 2022 Annual Meeting, which we refer to as this Proxy Statement and which also includes a letter from our Chief Executive Officer to stockholders and a Notice of 2022 Annual Meeting of Stockholders .

These materials were first made available on the Internet, on or about November 21 , 2022 and first mailed to stockholders on or about November 25 , 2022.

Q:	Are the proxy materials available via the Internet?

A:	You can access and review the proxy materials for the Annual Meeting at http://www.astproxyportal.com/ast/24175/. In order to submit your proxies, however, you will need to refer to the proxy card mailed to you to obtain your control number and other personal information needed to vote by proxy or in person.

Q:	What is a proxy?

A:	The term “proxy,” when used with respect to stockholder, refers to either a person or persons legally authorized to act on the stockholder’s behalf or a format that allows the stockholder to vote without being physically present at the Annual Meeting. Because it is important that as many stockholders as possible be represented at the Annual Meeting, the board of directors is asking that you review this Proxy Statement carefully and then vote by following the instructions set forth on the Notice of Internet Availability or the proxy card. In voting prior to the Annual Meeting, you will deliver your proxy to the Proxy Committee, which means you will authorize the Proxy Committee to vote your shares at the Annual Meeting in the way you instruct. The Proxy Committee consists of Catherine Akers and Brad Berman. All shares represented by valid proxies will be voted in accordance with the stockholder’s specific instructions.

Q:	What matters will the stockholders vote on at the Annual Meeting?

A:	Proposal	Election of the following eight director nominees:

		●	Randall Miles	●	Thomas Ochocki	●	Wendy Parker	●	Grant Lyon
		●	Martin Pompadur	●	Sadiq Toama	●	Sabrina Yang	●	Jeffrey S. Stein

	Proposal	Ratification of the appointment of our independent auditor

	Proposal	Approval, as an advisory vote, of 2022 executive compensation disclosed in this Proxy Statement

Q:	Who can vote at the Annual Meeting?

A:	Stockholders of record of common stock at 5:00 p.m., Eastern time, on October 27, 2022, the record date, who have registered at https://web.lumiagm.com/238744591 will be entitled to vote at the Annual Meeting. As of the record date, there were outstanding a total of 67,031,116 shares of common stock, each of which will be entitled to one vote on each proposal. As a result, up to a total of 67,031,116 votes can be cast on each proposal.

Q:	What is a stockholder of record?

A:	A stockholder of record is a stockholder whose ownership of common stock is reflected directly on the books and records of our transfer agent, American Stock Transfer & Trust Company, LLC (“AST”).

Q:	What does it mean for a broker or other nominee to hold shares in “street name”?

A:	If you beneficially own shares held in an account with a broker, bank, or similar organization, that organization is the stockholder of record and is considered to hold those shares in “street name.” An organization that holds your beneficially owned shares in street name will vote in accordance with the instructions you provide. If you do not provide the organization with specific voting instructions with respect to a proposal, the organization’s authority to vote your shares will, under the rules of The Nasdaq Stock Market or Nasdaq, depend upon whether the proposal is considered a “routine” or a non-routine matter.

●	The organization generally may vote your beneficially owned shares on routine items for which you have not provided voting instructions to the organization. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for the transition period July 1, 2022, to December 31, 2022 (Proposal 2).

●	The organization generally may not vote on non-routine matters, including Proposals 1 and 3. Instead, it will inform the inspector of election that it does not have the authority to vote on those matters. This is referred to as a “broker non-vote.”

For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any of the three (3) proposals to be acted upon by the stockholders, including abstentions or proxies containing broker non-votes.

Q:	How do I vote my shares if I do not attend the Annual Meeting?

A:	If you are a stockholder of record, you may vote prior to the Annual Meeting as follows:

●	Via the Internet: You may vote via the Internet by going to www.voteproxy.com in accordance with the voting instructions on the Notice of Internet Availability and the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on December 14, 2022. You will be given the opportunity to confirm that your instructions have been recorded properly.

●	By Mail: You may vote by returning the completed and signed proxy card in a postage-paid return envelope that is provided with the proxy card.

If you hold shares in street name, you may vote by following the voting instructions provided by your bank, broker, or other nominee. In general, you may vote prior to the Annual Meeting as follows:

●	Via the Internet: You may vote via the Internet by going to www.proxyvote.com in accordance with the voting instructions on the proxy card. Internet voting is available 24 hours a day until 11:59 p.m., Eastern time, on December 14, 2022. You will be given the opportunity to confirm that your instructions have been recorded properly.

For your information, voting via the Internet is the least expensive for us with voting by mail being the most expensive.

Q:	Can I vote at the Annual Meeting?

A:	If you are a stockholder of record who registered at https://web.lumiagm.com/238744591 by December 15, 2022, you may vote in person at the Annual Meeting, whether or not you previously voted. If your shares are held in street name, you must provide a legal proxy from your bank or broker during registration and you will be assigned a virtual control number in order to vote your shares during the Annual Meeting. If you are unable to obtain a legal proxy to vote your shares, you will still be able to attend the Annual Meeting (but will not be able to vote your shares) so long as you demonstrate proof of stock ownership. Instructions on how to connect and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at http://www.astproxyportal.com/ast/24175/. On the day of the Annual Meeting, you may only vote during the meeting using the web portal during the meeting.

In order to attend the Annual Meeting, you must register at https://web.lumiagm.com/238744591 on the day of the meeting. In order to vote at the Annual Meeting, be sure to have your digit control number included on their proxy card.

Q:	Can I ask questions at the Annual Meeting?

A:	You may submit questions via the Internet during the Annual Meeting by participating in the webcast via the unique join link and password delivered to you after registration. We will answer any timely submitted questions on a matter to be voted on at the Annual Meeting before voting is closed on the matter in accordance with Appendix A. Following adjournment of the formal business of the Annual Meeting, we will address appropriate general questions from stockholders regarding our company in the order in which the questions are received. Questions relating to stockholder proposals or our company may be submitted in the field provided in the web portal at or before the time the questions are to be discussed. All questions received during the Annual Meeting will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language. If we receive substantially similar questions, we will group those questions together and provide a single response to avoid repetition. Additional information regarding the submission of questions during the Annual Meeting can be found in our 2022 Rules of Conduct and Procedure, a copy of which is attached hereto as Appendix A.

Q:	Why is the Annual Meeting being conducted as a virtual meeting?

A:	The board of directors considers the appropriate format of our annual meeting of stockholders on an annual basis. This year the board chose a virtual meeting format for the Annual Meeting in an effort to facilitate safe stockholder attendance and participation, by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. The virtual meeting format will allow our stockholders to engage with us at the Annual Meeting from any geographic location, using any convenient internet-connected devices, including smart phones and tablet, laptop or desktop computers. The virtual meeting format will also allow stockholders to maintain their own personal safety in light of the continuing public health risks attributable to the COVID-19 (Coronavirus) pandemic.

The virtual format allows stockholders to submit questions during the meeting. We are utilizing technology from American Stock Transfer & Trust Company, LLC (“AST”). The AST platform is expected to accommodate most, if not all, stockholders. Both we and AST will test the platform technology before going “live” for the Annual.

Q:	If I am unable to participate in the live audio webcast of the Annual Meeting, may I listen at a later date?

A:	An audio replay of the Annual Meeting will be posted and publicly available at https://www.troikamedia.com/investor-relations following the Annual Meeting and will remain publicly available until our annual meeting of stockholders in 2023. This audio replay will cover the entire Annual Meeting, including each stockholder question addressed during the Annual Meeting.

Q:	May I change my vote or revoke my proxy?

A:	If you are a stockholder of record and previously delivered a proxy, you may subsequently change or revoke your proxy at any time before it is exercised by:

●	voting via the Internet or telephone at a later time;
●	submitting a completed and signed proxy card with a later date; or
●	voting at the Annual Meeting.

If you are a beneficial owner of shares held in street name, you should contact your bank, broker, or other nominee for instructions as to whether, and how, you can change or revoke your proxy.

Q:	What happens if I do not give specific voting instructions?

A:	If you are a stockholder of record and you return a proxy card without giving specific voting instructions, the Proxy Committee will vote your shares in the manner recommended by the board of directors on all three proposals presented in this Proxy Statement and as the Proxy Committee may determine in its discretion on any other matters properly presented for a vote at the Annual Meeting.

If you are a beneficial owner of shares held in street name and do not provide specific voting instructions to the broker, bank or other organization that is the stockholder of record of your shares, the organization generally may vote on routine, but not non-routine, matters. The only routine matter expected to be voted on at the Annual Meeting is the ratification of the appointment of our independent auditor for the transition period July 1, 2022, to December 31, 2022 (Proposal 2). If the organization does not receive instructions from you on how to vote your shares on one or more of Proposals 1 and 3, your shares will be subject to a broker non-vote and no vote will be cast on those matters. See “Q. What does it mean for a broker or other nominee to hold shares in ‘street name’?” above.

Q:	What should I do if, during check-in or the meeting, I have technical difficulties or trouble accessing the virtual meeting website?

A:	Online check-in to the Annual Meeting webcast will begin at 9:00 a.m., Eastern time, on December 15, 2022. You should allow ample time to log in to the meeting webcast and test your computer audio system. Technical questions may also be addressed on the message board hosted by AST.

Q:	What if other matters are presented at the Annual Meeting?

A:	If a stockholder of record provides a proxy by voting in any manner described in this Proxy Statement, the Proxy Committee will have the discretion to vote on any matters, other than the three proposals presented in this Proxy Statement, that are properly presented for consideration at the Annual Meeting. We do not know of any other matters to be presented for consideration at the Annual Meeting.

Vote Required for Election or Approval

Our only voting securities are the outstanding shares of common stock. As of the record date, which is 5:00 p.m., Eastern time, on October 27, 2022, there were outstanding 67,031,116 shares of common stock, each of which will be entitled to one vote on each proposal. Based on the number of votes for each share common stock, up to a total of 67,031,116 votes can be cast on each proposal.

Only stockholders of record as of the record date will be entitled to notice of, and to vote at, the Annual Meeting. A majority of the issued and outstanding shares of common stock entitled to vote, represented either in person or by proxy, constitutes a quorum at the Annual Meeting. For the purpose of determining a quorum, we will treat as present at the Annual Meeting any proxies that are voted on any matter to be acted upon by the stockholders, as well as votes to “withhold,” abstentions, or any proxies containing broker non-votes.

Election of Directors

The affirmative vote of a plurality of votes cast by shares entitled to vote and present in person or represented by proxy at the Annual Meeting at which a quorum is present is required to elect each director. Broker non-votes will not have any effect on the outcome of the election of directors, since broker non-votes are not counted as “votes cast.”

Ratification of Appointment of Independent Auditor

The ratification of RBSM LLP as our independent auditor for the transition period July 1, 2022 to December 31, 2022, must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Because this proposal is considered a routine matter, discretionary votes by brokers will be counted.

Approval of 2022 Executive Compensation on an Advisory Basis

The advisory “say-on-pay” vote to approve our 2022 executive compensation must be approved by affirmative votes constituting a majority of the votes entitled to be voted and present in person or represented by proxy at the Annual Meeting. Abstentions will count as votes against this proposal because shares with respect to which the stockholder abstains will be deemed present and entitled to vote. Broker non-votes will have no effect on the outcome of this proposal, because they are not entitled to be cast on the matter.

Proposal	— Election of Directors

At the Annual Meeting, stockholders will elect the entire board of directors to serve for the ensuing year and until their successors are elected and qualified. The board has designated as nominees for election the eight persons named below, each of whom currently serves as a director.

Shares of common stock that are voted as recommended by the board will be voted in favor of the election as directors of the nominees named below. If any nominee becomes unavailable for any reason or if a vacancy should occur before the election, which we do not anticipate, the shares represented by a duly completed proxy may be voted in favor of such other person as may be determined by the Proxy Committee.

Director Qualifications

The board of directors has determined that, as a whole, it must have the right mix of characteristics, skills, and experience to provide effective oversight of our company. The board considers recommendations for board nominees from the nominating and governance committee. Directors should have relevant expertise and experience and be able to offer advice and guidance to our Chief Executive Officer based on that expertise and experience. Each director should be able to read and understand basic financial statements, should have sufficient time to devote to our affairs, should have demonstrated excellence in his or her field, should have the ability to exercise sound business judgment, and should have the commitment to rigorously represent the long-term interests of our stockholders. In selecting directors, the nominating and corporate governance committee seeks to achieve a mix of directors that enhances the diversity of background, age, skills, and experience on the board to maintain a balance of knowledge, experience, and capability. A majority of directors should be independent under applicable Nasdaq listing standards, board and committee guidelines, and applicable laws and regulations.

The board also generally expects directors to have:

●	a high standard of personal and professional ethics, integrity, and values;

●	the training, experience, and ability to make and oversee policy in business, government, and education sectors;

●	the willingness and ability to keep an open mind when considering matters affecting our interests and the interests of our constituents;

●	the willingness and ability to devote the required time and effort to effectively fulfill the duties and responsibilities related to board and committee membership;

●	the willingness and ability to serve on the board for multiple terms, if nominated and elected, to enable development of a deeper understanding of our business affairs;

●	the willingness not to engage in activities or interests that may create a conflict of interest with the director’s responsibilities and duties to us and our constituents; and

●	the willingness to act in the best interests of our company and our constituents, and objectively assess board, committee, and management performance.

The board seeks to maintain a membership comprised of directors who can productively contribute to our success. From time to time, the board may change the criteria for directorship to maximize the opportunity to achieve this success. When this occurs, existing directors will be evaluated according to the new criteria. A director who no longer meets the complete criteria for board membership may be asked to adjust his or her committee assignments or resign from the board.

The board does not believe that a fixed retirement age for directors or a limit on the number of director terms is appropriate. Directors who have served on the board for an extended period of time are able to provide continuity and valuable insight into our company, our operations, and our prospects based on their experience with, and understanding of, our history, policies and objectives. The board believes that, as an alternative to fixed term limits, it can ensure that the board continues to evolve and adopt new ideas and viewpoints through the director nomination process described above.

Identifying and Evaluating Nominees for Directors

When the board of directors or its nominating and governance committee identifies a need to add a new director with specific qualifications or to fill a vacancy on the board, the chair of the nominating and corporate governance committee will initiate a search, seeking input from other directors and senior management, review any candidates that the nominating and governance committee has previously identified, and, if necessary, hire a search firm. The nominating and governance committee then will identify the initial list of candidates who satisfy the specific criteria and otherwise qualify for membership on the board. Based on a satisfactory outcome of those interviews, the nominating and governance committee will make its recommendation on the candidate to the board.

Information Concerning Nominees for Election as Directors

The information appearing in the following table sets forth, for each nominee for election as a director:

●	the nominee’s professional experience for at least the past five (5) years;
●	the year in which the nominee first became one of our directors;
●	each standing committee of the board of directors on which the nominee currently serves;
●	the nominee’s age as of the record date for the Annual Meeting;
●	the relevant skills the nominee possesses that qualify him or her for nomination to the board; and
●	directorships held by each nominee presently and at any time during the past five (5) years at any public company or registered investment company.

Randall Miles
INDEPENDENT	TMG Board Service: ● Tenure: Since July 2022 ● Chair of the Board ● Committees: ○ Audit ○ Nominating and Governance ○ Compensation ○ Special Age: 66

Professional Experience

Mr. Miles serves as Chairman & CEO of SCM Capital Group, a global transaction and strategic advisory firm. In addition, Mr. Miles sits on the boards of eXp World Holdings, Inc. (NASDAQ:EXPI) as Vice Chairman, private equity-backed Arthur H Thomas Companies as Vice Chairman, and Kuity, Inc. as Chairman.

For over thirty (30) years, Mr. Miles has held senior executive leadership positions in global financial services, financial technology, and investment banking companies, including at bulge bracket, regional, and boutique firms. His extensive investment experience advising companies on strategic and financial needs has spanned many disciplines while serving as CEO, Executive Committee Chair, Head of FIG, Head of M&A, and other responsibilities across these industries. Mr. Miles’ transactional and advisory experience is complemented by leadership of public and private equity backed financial technology, specialty finance, and software companies: Chairman and CEO at LIONMTS, where he was nominated for the Ernst & Young Entrepreneur of the Year award, CEO at Syngence Corporation, COO of AtlasBanc Holdings Corp., and CEO of Advantage Funding / NAFCO Holdings.

Education
●	BBA from the University of Washington and FINRA licenses Series 7, 24, 63, and 79.

Relevant Skills
●	Leadership
●	Governance
●	Business
●	Fiduciary Literacy
●	Fund Raising
●	International
Thomas Ochocki
TMG Board Service: ● Tenure: Since 2018 ● Committees: ○ None Age: 46

Professional Experience
Mr. Ochocki is serving on the Board of Directors representing the Coates families’ equity interest and has over twenty (20) years of experience in stock brokering, private equity, and investment banking in the United Kingdom. He is currently Chief Executive Officer and majority stockholder of Union Investment Management Ltd., whose history dates back to The Union Discount Company of London (est. 1885). An Old Cholmeleian of Highgate School, Mr. Ochocki read Psychology & Computer Science at Liverpool University prior to working with Sony Interactive Entertainment on the PlayStation launch titles. He went on to manage and facilitate the development of over 50 published video games before switching to his predominant career in the capital markets.

Education
●	Studied Psychology and Computer Science at Liverpool University. Studied at London SCT and Westminster University and obtained computer programming certification in C / C++ on Unix.

Relevant Skills
●	Business
●	Finance
●	Industry

Wendy Parker
INDEPENDENT	TMG Board Service: ● Tenure: Since April 2022 ● Committees: ○ Compensation Age: 57

Professional Experience

Ms. Parker is a London, England based barrister and has been a member of Gatehouse Chambers’ Commercial, Property and Insurance Groups in London where she undertakes most areas of work within those fields. She has developed a strong practice both as an adviser and advocate and has experience of appearing in the specialist commercial and property forums as well as Tribunals and the Court of Appeal.

Ms. Parker has been involved in many technically complex cases. She has a strong academic background which she combines with a practical and common sense approach in order to assist clients in achieving their objectives. Ms. Parker is a member of the United Kingdom Chancery Bar Association and the COMBAR (the Specialist Bar Association for Commercial Barristers advising the international business community).

Relevant Skills
●	Restructuring
●	Business
●	International
●	Legal
Martin Pompadur
INDEPENDENT	TMG Board Service: ● Tenure: Since April 2021 ● Committees: ○ Audit ○ Nominating and Governance ○ Compensation Age: 87

Professional Experience

Mr. Pompadur was elected to the Board of Directors in April 2021 upon the listing on the Nasdaq Capital Market. Mr. Pompadur is a private investor, senior advisor, consultant, and Board member. Mr. Pompadur entered the media field when in 1960, he joined American Broadcasting Companies, Inc. (“ABC, Inc.”). He remained at ABC, Inc. for 17 years, culminating with his becoming the youngest person ever appointed to the ABC, Inc. Board of Directors.

Mr. Pompadur is a board member of two additional public companies: Nexstar Broadcasting Group and Truli Media Group. Previously, he was a board member of many public and private companies including Imax Corporation, ABC, Inc., BSkyB, Sky Italia, Premier World, Fox Kids Europe, Metromedia International, and Elong.

Education
●	BA from Williams College and LLB from the University of Michigan Law School

Relevant Skills
●	Business
●	Finance
● ●	Industry International

Sadiq (“Sid”) Toama
CEO	TMG Board Service ● Tenure: Since March 2022 ● Committees: ○ None Age: 40

Professional Experience

Sadiq (“Sid”) Toama was elected President of Troika Media Group, Inc. and joined the Company’s Board of Directors on March 21, 2022. Subsequently, Mr. Toama was elected Chief Executive Officer of the Company in May 2022. Mr. Toama joined Converge in 2016. He started his career as a commercial attorney in London, representing distressed brands through product liability and crisis management events.

Mr. Toama became Maclaren’s Global Chief Executive Officer in 2011, instigating its global corporate and operational restructuring. Mr. Toama expanded Maclaren’s Brand standing, in part, by implementing multi-year licensing and product development partnerships with brands such as BMW, Gucci, Liberty, Juicy Couture, Cath Kidston, and Emirates Airlines.

Beginning in 2016, Mr. Toama was the Chief Operating Officer of Converge. Since 2016, Mr. Toama spearheaded all ad-tech and mar-tech systems integrations and reporting for clients and internal teams to ensure on time delivery of data across all sales and marketing platforms. In particular, Mr. Toama has architected and implemented Converge’s proprietary business intelligence platform, Helix, to leverage disparate and unstructured and varied data points into actionable insights.

Education
●	LLB (Law) with Honors from the University of London

Relevant Skills
●	Business
●	Industry
●	Leadership
●	Legal
Sabrina Yang
TMG Board Service ● Tenure: Since April 2022 ● Committees: ○ Audit Age: 43
INDEPENDENT

Professional Experience

Ms. Yang is a seasoned finance executive with over 17 years of experience in accounting, financial planning, and analysis (“FP&A”), M&A advisory, and corporate finance. Since 2021, Ms. Yang has served as CFO of Final Bell Holdings, Inc. (“Final Bell”), an industry leader in providing end-to-end product development and supply chain solutions to leading cannabis brands in the United States and Canada. During her tenure at Final Bell, she has led the reverse take-over transaction process, establishing a path for Final Bell to become a publicly traded company on the Canadian Stock Exchange. In conjunction with the reverse takeover, she also integrated and managed all of Final Bell’s administrative functions, including accounting, finance, legal, HR, and IT operations.

Prior to joining Final Bell and since 2018, Ms. Yang has served as CFO, on a part-time basis, of Apollo Program, a data-driven advertising technology company, where she ran all administrative and operating functions. She also served as deputy CFO for a private school with operations in both the United States and China. She has held prior roles in strategy, analytics, and FP&A at the Topps Company, a collectibles and licensing company, and at Undertone, a digital advertising company. Sabrina started her career with five (5) years at KPMG LLP in its transaction services team, in which she advised.

Education
●	Louisiana State University, MS Accounting and Applied Statistics.
●	Northeastern University of China BA English and International Business.

Relevant Skills
●	Business
●	Finance
●	Industry

Grant Lyon
INDEPENDENT	TMG Board Service ● Tenure: Since November 2022 ● Committees: ○ Special Age: 59

Professional Experience
Mr. Lyon has over thirty (30) years of experience in corporate restructuring, expert testimony and corporate governance. Mr. Lyon has served as Co-founder and managing partner of Arete Capital Partners, LLC, a special situation advisory firm, since July 2020. He previously served as founder and managing director of Atera Capital, LLC, a Fiduciary and Financial Advisory Firm, from June 2017 to June 2020. Mr. Lyon also served as managing director of KRyS Global USA, a restructuring advisory and distressed investment consulting firm, from 2014 to June, 2017. Mr. Lyon has served as the financial advisor to the Government of the Commonwealth of the Bahamas. Mr. Lyon has served numerous times as a Chapter 11 Trustee, state-court receiver, chief executive officer, chief financial officer and chief restructuring officer. Mr. Lyon has testified many times in numerous jurisdictions, including bankruptcy court, federal district court and state court.

Education
●	Mr. Lyon has a Masters of Business Administration degree and a Bachelor of Science degree in Accounting from Brigham Young University.

Relevant Skills
●	Leadership
●	Finance
●	Governance
●	International

Jeffrey S. Stein
INDEPENDENT	TMG Board Service ● Tenure: Since November 2022 ● Committees: ○ Special Age: 53
Professional Experience
Mr. Stein is an accomplished corporate executive and director who provides the perspective of a successful investment professional with over 30 years of experience in both the debt and equity asset classes. Mr. Stein is Founder and Managing Partner of Stein Advisors LLC, a financial advisory firm that provides consulting services to public and private companies and institutional investors. Previously, Mr. Stein was a Co-Founder and Principal of Durham Asset Management LLC, a global event driven distressed debt and special situations equity asset management firm. From January 2003 through December 2009, Mr. Stein served as Co-Director of Research at Durham responsible for the identification, evaluation, and management of investments for the various Durham portfolios. Mr. Stein was a member of the Executive and Investment Committees at Durham responsible for oversight of the management company and investment funds, development and execution of the investment strategy, portfolio composition and risk management. Mr. Stein is a Certified Turnaround Professional (CTP) as designated by the Turnaround Management Association (TMA).

Education
●	Mr. Stein received an M.B.A. with Honors in Finance and Accounting from New York University and a B.A. in Economics from Brandeis University.

Relevant Skills
●	Leadership
●	Governance
●	Finance
●	Risk Management
●	Finance
● ●	Restructuring Risk Management

The board of directors recommends a vote
FOR
each of the eight nominees for election as directors.

Proposal	— Ratification of Appointment of Independent Auditor

The audit committee annually evaluates the performance of our independent auditor and determines whether to reengage the then-current independent auditor or to consider other audit firms.

This year the audit committee has again approved the retention of RBSM LLP, or RBSM, as our independent auditor to report on our consolidated financial statements for the transition period from July 1, 2022, to December 31, 2022. RBSM has served as our independent auditor since 2014. Factors considered by the audit committee in deciding to engage RBSM included:

●	RBSM’s technical expertise and knowledge of our company’s industry;

●	RBSM’s objectivity and professional skepticism;

●	the appropriateness of RBSM’s fees; and

●	RBSM’s independence and the appropriateness of controls and processes in place that help ensure RBSM’s continued independence.

The audit committee considers RBSM to be well qualified. Even if the proposal is approved, the audit committee may, in its discretion, appoint a different independent registered public accounting firm to serve as independent auditor at any time during the year.

Representatives of RBSM will participate in the Annual Meeting. The RBSM representatives will have the opportunity to make a statement if they desire to do so, and we expect that they will be available to respond to appropriate questions.

The board of directors recommends a vote
FOR
the ratification of the appointment of RBSM as our independent auditor.

Proposal	— Advisory Vote on 2022 Executive Compensation

Our stockholders have the opportunity at the Annual Meeting to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers in 2022 as disclosed in this Proxy Statement.

Our compensation program is intended to provide appropriate and balanced incentives toward achieving our annual and long-term strategic objectives and to create an alignment of interests between our executives and stockholders. This approach is intended to motivate our existing executives and to attract new executives with the skills and attributes that we need. Please refer to “Executive Compensation” for an overview of the compensation of our named executive officers.

We are asking for stockholder approval of the compensation of our named executive officers as disclosed in this Proxy Statement in accordance with SEC rules. Those disclosures include the information in the compensation tables and narrative disclosures included under “Executive Compensation.” This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the policies and practices described in this Proxy Statement.

Accordingly, stockholders are being asked to vote on the following resolution:

Resolved:	That the stockholders approve the compensation paid to the “named executive officers” of Troika Media Group, Inc. with respect to the fiscal year ended June 30, 2022, as disclosed, pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission, in the Proxy Statement for the 2022 Annual Meeting of Stockholders, including the compensation tables and narrative discussion set forth under “Executive Compensation” therein.

This vote is advisory and not binding on us, the board of directors or the compensation committee. The board and the compensation committee value the opinions of our stockholders; however, and to the extent there is any significant vote against the named executive officer compensation disclosed in this Proxy Statement, we will consider our stockholders concerns and the compensation committee will evaluate whether any actions are necessary or appropriate to address those concerns.

The board of directors recommends a vote
FOR
the approval of the compensation paid to our named executive officers with respect to 2022, as disclosed in the compensation tables and narrative discussion set forth under “Executive Compensation” and elsewhere in this Proxy Statement.

Corporate Governance

Board of Directors Overview

Under our Bylaws and the Nevada Business Corporation Act, our business and affairs are managed by or under the direction of the board of directors, which selectively delegates responsibilities to its standing committees.

The board currently operates under its current governance practices in accordance with applicable statutory and regulatory requirements, including those of the SEC and The Nasdaq Stock Market, or Nasdaq. Under such practices, we expect directors to regularly attend meetings of the board and of all committees on which they serve and to review the materials sent to them in advance of those meetings. While we do not maintain a formal policy on annual meeting attendance, we expect directors to participate in the Annual Meeting.

The board generally expects to hold four (4) regular meetings per year and to meet on other occasions when circumstances require. Directors spend additional time preparing for board and committee meetings, and we call upon directors for advice between meetings. We encourage our directors to attend director education programs.

The board held four (4) regular meetings in 2022, not including committee meetings, several of which included an executive session with only non-employee directors in attendance. Each of the then-serving directors participated in at least 85% of the meetings of the board during 2022.

The board maintains an audit committee, a compensation committee, and a nominating and corporate governance committee. The board has adopted charters for each of the committees, and those charters are reviewed annually by the committees and the board. Our governance documents listed below are all available online at https://www.troikamedia.com/investor-relations:

●	the audit committee charter

●	the compensation committee charter

●	the nominating and corporate governance committee charter

In November 2022, the Board also formed a Special Committee.

The functions and responsibilities of the committees are described below.

Independence of Directors

The board of directors must consist of a majority of independent directors under the applicable requirements of the Nasdaq.

Under Nasdaq rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under Nasdaq rules, an individual will qualify as an “independent director” only if, in the opinion of the company’s board of directors, he or she does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

●	Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Securities Exchange Act of 1934 or the Securities Exchange Act. In order to be considered independent for purposes of Rule 10A-3, a member of an audit committee of a listed company may not accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board or committee service, and may not be an affiliated person of the listed company or any of its subsidiaries.

●	Compensation committee members must also satisfy additional independence criteria, including those set forth in Rule 10C-1 under the Securities Exchange Act. In determining independence requirements for members of compensation committees, Nasdaq and other national securities exchanges and national securities associations are to consider relevant factors that include (a) the source of compensation of a director, including any consulting, advisory or other compensatory fee paid by the listed company to the director, and (b) whether the director is affiliated with the listed company, a subsidiary of the listed company or an affiliate of a subsidiary of the listed company.

The board annually reviews the independence of all non-employee directors. The board has determined that Grant Lyon , Randall Miles, Wendy Parker, Martin Pompadur, Jeffrey S. Stein and Sabrina Yang each qualifies as an independent director in accordance with the rules of Nasdaq and Rules 10C-1 and 10A-3 under the Securities Exchange Act. The independent members of the board hold separate, regularly scheduled executive sessions during board meetings at which only independent directors are present.

Corporate Code of Conduct

Our board of directors has adopted a Corporate Code of Conduct applicable to all of our officers and employees. We have posted the Corporate Code of Conduct on our website at https://www.troikamedia.com/s/Corporate-Code-of-Conduct-06162017.pdf. We will post any amendments to the Corporate Code of Conduct on our website. In accordance with the requirements of the SEC and Nasdaq, we will also post waivers applicable to any of our officers or directors from provisions of the Code of Business Conduct and Ethics on our website. We have not granted any such waivers to date.

We have implemented whistleblower procedures, which establish formal protocols for receiving and handling complaints from employees. We have posted copies of our whistleblower procedures on our website at https://static1.squarespace.com/static/5f692a99c24215543de3d40a/t/62953464e63d46218c2339fc/1653945444279/Whistleblower+Policy+06162017.pdf. Any concerns regarding accounting or auditing matters reported under these procedures are to be communicated to the audit committee.

Director, Officer, and Employee Hedging

Pursuant to our insider trading policy as most recently updated by the board of directors in June 2017, none of our directors, officers, or other employees (or specified entities or controlled entities), or Covered Persons, may hedge or pledge any of our securities that they hold directly. An exception to this prohibition may be granted where a Covered Person wishes to pledge our securities as collateral for a loan (not including margin debt) and clearly demonstrates the financial capacity to repay the loan without resort to the pledged securities.

Board Oversight of Risk

The board of directors has responsibility for the oversight of our risk management processes and, either as a whole or through its committees, regularly discusses with management our major risk exposures, their potential impact on our business, and the steps we take to manage them. The risk oversight process includes receiving regular reports from board committees and members of senior management to enable the board to understand our risk identification, risk management and risk mitigation strategies with respect to areas of potential material risk, including operations, finance, legal, regulatory, strategic, and reputational risk.

The audit committee reviews information regarding liquidity and operations and oversees our management of financial risks. Periodically, the audit committee reviews our policies with respect to risk assessment, risk management, loss prevention, and regulatory compliance. Oversight by the audit committee includes the Chief Financial Officer reporting directly to the audit committee at least quarterly to provide an update on management’s efforts to manage risk.

Matters of significant strategic risk, including cybersecurity risks and risks to the company and our employees due to the COVID-19 (Coronavirus) pandemic, are considered by the board as a whole.

Board Diversity

The board of directors is committed to a policy of inclusiveness. We endeavor to have a diverse board representing a range of experiences in areas that are relevant to TMG’s business and the needs of the board from time to time. The board believes that maintaining a diverse membership with varying backgrounds, skills, expertise, and other differentiating personal characteristics promotes the success of our business and represents stockholder interests through the exercise of sound judgment using the board’s diversity of experience and perspectives. In performing its responsibilities for identifying, screening, and recommending candidates to the board in connection each director search, the nominating and governance committee is committed to including in the initial candidate pool one or more highly qualified candidates who reflect diverse backgrounds, skills, and experiences, including individuals with diversity of gender identity, sexual orientation, race, ethnicity and national origin, and diversity of viewpoints, education, and professional experience (including individuals from non-executive corporate positions and non-traditional environments).

Board Leadership Structure

The board of directors recognizes that it is important to determine an optimal board leadership structure to ensure the independent oversight of management as we continue to grow. The Corporate Governance Guidelines provide that the board will select the Chair of the Board and the Chief Executive Officer in the manner it determines to be in the best interests of our stockholders and that it is our policy that those two positions not be held by the same person. In adopting that policy, the board has determined that separating the positions of Chair of the Board and Chief Executive Officer is the best structure to fit our current needs. This structure allows the Chief Executive Officer to focus on the strategic management of our day-to-day business, while allowing the Chair of the Board to focus on leading the board in its fundamental role of providing advice to, and independently overseeing, management. The board recognizes the time, effort, and energy that the Chief Executive Officer is required to devote to the position in the current business environment, as well as the commitment required to serve as the Chair of the Board, particularly as the board’s oversight responsibilities continue to grow. The board believes that having separate positions, with an independent, non-executive director serving as the Chair of the Board, is the appropriate leadership structure for our company and allows the board to fulfil its role with appropriate independence.

Audit Committee

The principal responsibilities of the audit committee are:

●	appoint, compensate, and oversee the work of any registered public accounting firm employed by us;
●	resolve any disagreements between management and the auditor regarding financial reporting;
●	pre-approve all auditing and non-audit services;
●	retain independent counsel, accountants, or others to advise the audit committee or assist in the conduct of an investigation;
●	seek any information it requires from employees-all of whom are directed to cooperate with the audit committee’s requests-or external parties;
●	meet with our officers, external auditors, or outside counsel, as necessary; and
●	oversee that management has established and maintained processes to assure our compliance with all applicable laws, regulations, and corporate policy.

Our independent auditor is ultimately accountable to the audit committee. The audit committee has the ultimate authority and responsibility to select, evaluate, approve terms of retention and compensation of, and, where appropriate, replace the independent auditor.

The current members of the audit committee are Randall Miles, Martin Pompadur, and Sabrina Yang, with Mr. Miles serving as chair. Each of the current members of the audit committee is standing for re-election at the Annual Meeting. The board determined that each of the current audit committee members is (a) independent, as defined in the listing standards of Nasdaq, (b) a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act, (c) an “outside director,” as defined in Section 162(m) of the Internal Revenue Code of 1986, or the Code, and (d) financially literate. The board also determined that each of Martin Pompadur and Randall Miles is an audit committee financial expert in accordance with the standards of the SEC. The audit committee met once in 2022. The meeting was attended by all members.

Compensation Committee

The principal responsibilities of the compensation committee are to assist the board of directors in fulfilling its responsibilities relating to:

●	discharge the responsibilities of the Board of Directors relating to compensation of our directors, executive officers, and key employees;
●	assist the Board of Directors in establishing appropriate incentive compensation and equity-based plans and to administer such plans; and
●	oversee the annual process of evaluation of the performance of our management; and
●	perform such other duties and responsibilities as enumerated in and consistent with compensation committee’s charter.

The current members of the compensation committee are Martin Pompadur and Randall Miles, with Mr. Pompadur serving as chair. Each of the current members of the compensation committee is standing for re-election at the Annual Meeting. The board determined that each of the current compensation committee members is (a) independent, as defined in the listing standards of Nasdaq, (b) a “non-employee director,” as defined in Rule 16b-3 under the Securities Exchange Act and (c) an “outside director,” as that term is defined in Section 162(m) of the Code.

The compensation committee has the sole authority to retain, oversee, and terminate any compensation consultant to be used to assist in the evaluation of executive compensation and to approve the consultant’s fees and retention terms.

The compensation committee held one (1) meeting in 2022. Each of the then-serving members participated in all of the meetings of the compensation committee during 2022.

Compensation Committee Interlocks and Insider Participation

During 2022, none of the members of the compensation committee was an officer or employee of our company or any of our subsidiaries, and none of our executive officers served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on the board or compensation committee.

Nominating and Governance Committee

The principal responsibilities of the nominating and governance committee are:

●	assist the Board of Directors by identifying qualified candidates for director nominees, and to recommend to the Board of Directors the director nominees for the next annual meeting of stockholders;
●	lead the Board of Directors in its annual review of its performance;
●	recommend to the Board of Directors nominees for each committee of the Board of Directors; and
●	develop and recommend to the Board of Directors corporate governance guidelines applicable to us.

The current members of the nominating and governance committee are Randall Miles, Wendy Parker and Martin Pompadur, with Mr. Miles serving as chair. Each of the current members of the nominating and governance committee is standing for re-election at the Annual Meeting. The board determined that each of the current nominating and corporate governance committee members is independent, as defined in the listing standards of Nasdaq.

The nominating and governance committee has the sole authority to retain, oversee, and terminate any consulting or search firm to be used to identify director candidates or assist in evaluating director compensation and to approve any such firm’s fees and retention terms.

The nominating and governance committee held two (2) meetings in 2022. Each of the then-serving members participated in all of the meetings of the nominating and governance committee during 2022.

Special Committee

The principal responsibilities of the special committee are:

●	Negotiate with the Company’s stakeholders, including Blue Torch and the holders of the Company’s Series E Preferred Stock;

●	Investigate past corporate transactions (including activities involving insiders);

●	Analyze and pursue claims the corporation may hold;

●	Assess historical intercompany claims and transfers;

●	Negotiate new financing facilities and agreements;

●	Evaluate, negotiate, and approve the Company’s entry into and consummation of strategic transaction(s);

●	Take any action with respect to matters pertaining to strategic transactions in which a conflict of interests exists (or is reasonably likely to exist) between the Company and any of its equityholders, affiliates, directors, officers, or other stakeholders; and

●	Consider other matters as may be requested by the Company or the Board or deemed appropriate by the Committee.

The current members of the special committee are Grant Lyon, Randall Miles, and Jeffrey Stein. Each of the current members of the special committee is standing for re-election at the Annual Meeting. The board determined that each of the current special committee members is independent, as defined in the listing standards of Nasdaq.

Certain Relationships and Related-Person Transactions

Procedures for Approval of Related Person Transactions

The audit committee is responsible for reviewing and approving, prior to our entry into any such transaction, all transactions in which we are a participant and in which any of the following persons has or will have a direct or indirect material interest:

●	our executive officers;
●	our directors;
●	the beneficial owners of more than five (5%) percent of our securities;
●	the immediate family members of any of the foregoing persons; and
●	any other persons whom our Board determines may be considered related persons.

For purposes of this policy, “immediate family members” means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and any person (other than a tenant or employee) sharing the household with the executive officer, director, or five (5%) percent beneficial owner.

In reviewing and approving such transactions, our audit committee shall obtain, or shall direct our management to obtain on its behalf, all information that the committee believes to be relevant and important to a review of the transaction prior to its approval. Following receipt of the necessary information, a discussion shall be held of the relevant factors if deemed to be necessary by the committee prior to approval. If a discussion is not deemed to be necessary, approval may be given by written consent of the committee. This approval authority may also be delegated to the chair of the audit committee in some circumstances. No related person transaction shall be entered into prior to the completion of these procedures.

Our audit committee or its chair, as the case may be, shall approve only those related person transactions that are determined to be in, or not inconsistent with, our best interest and our stockholders’ best interests, taking into account all available facts and circumstances as the committee or the chair determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, the benefits of the transaction to us; the impact on a director’s independence in the event the related person is a director, an immediate family member of a director or an entity in which a director is a partner, stockholder or executive officer; the availability of other sources for comparable products or services; the terms of the transaction; and the terms of comparable transactions that would be available to unrelated third parties or to employees generally. No member of our audit committee shall participate in any review, consideration, or approval of any related person transaction with respect to which the member or any of his or her immediate family members is the related person.

Conflict of Interest Transactions

The following is a description of the transactions we have engaged in during the year ended June 30, 2022, with our directors, executive officers, and beneficial owners of more than five (5%) percent of our voting securities and their affiliates.

See “Executive Compensation” for the terms and conditions of employment agreements and senior management consulting agreements and options and warrants issued to officers, directors, consultants, and senior management of the Company.

Converge Direct, LLC Acquisition

Certain terms of the Converge Acquisition resulted in amounts remaining to be paid to the Converge Sellers. At the time of the Acquisition the Company owed to Converge Sellers (i) an approximate $4.34 million payment under the terms of the Membership Interest Purchase Agreement dated as of November 22, 2021 (as amended, the “MIPA”) on account of excess working capital retained by the Company and (ii) a $5.0 million payment pursuant to a side letter agreement, dated as of March 9, 2022 (the “Side Letter”), by the Borrower and Converge Direct, LLC which specified that $5.0 million of the purchase price will be retained by the Company for working capital and be repaid 12 months from the Acquisition date.

Under the terms of the MIPA, $29.1 million of the purchase price for the Converge Acquisition (the “Converge Holdback”) was placed in an escrow. Although the Company believes that the conditions for the release of the escrow have been satisfied, Blue Torch has not provided its required consent. Our Chief Executive Officer in his capacity as a Converge Seller, is entitled to approximately $4.7 million of the Converge Holdback upon its release from escrow. See the sections of our 10-K/A entitled “Risk Factors – Risk Related to Legal and Regulatory Matters -- The failure of Blue Torch to agree to the release of the Converge Holdback Escrow exposes us to potential liability and our Chief Executive Officer to a potential conflict of interest” and “Business Overview – Description of our Business – Converge Acquisition.”

Union Ventures Limited purchase of Mission-Media Holdings Limited

On August 1, 2022, Troika-Mission Holdings, Inc, (“TMH or Seller”), a subsidiary of the Company, entered into an Equity Purchase Agreement (the “Purchase Agreement”) with Union Ventures Limited (“UVL”), a company organized under the 2006 Companies Act in the United Kingdom (“Buyer”). UVL is a company owned by Union Investments Management Limited, which is shareholder and affiliated with Daniel Jankowski, a former director of the Company, and Thomas Ochocki, a current Director of the Company. Per the agreement, the Buyer shall purchase from Sellers, all of Sellers’ right, title, and interest in and to Sellers’ respective Mission UK Shares, including any and all liabilities and assets on an as-is basis (the “Mission UK Shares”) in Mission-Media Holdings Limited, a private limited company incorporated under the Laws of England and Wales (“Mission UK”). As consideration for all the Mission UK Shares, Buyer shall pay Sellers an aggregate purchase price, not to exceed $1,000 USD (the “Aggregate Purchase Price”).

Beneficial Ownership of Common Stock

The following table sets forth the number of outstanding shares of common stock beneficially owned, and the percentage of the class beneficially owned, as of October 27, 2022, by:

●	each named executive officer included in “Executive Compensation—Summary Compensation Table”;

●	each current director; and

●	all of our current executive officers and directors, as a group.

The number of shares of common stock beneficially owned by each person is determined under the rules of the SEC. Under these rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares that the individual has the right to acquire by December 26, 2022 (60 days after October 27, 2022), through the exercise or conversion of a security or other right. Unless otherwise indicated, each person has sole investment and voting power, or shares such power with a family member, with respect to the shares set forth in the following table. The inclusion in this table of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares for any other purpose. As of October 27, 2022, there were 67,031,116 shares of common stock outstanding. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire those shares, are treated as outstanding only for purposes of determining the number and percent of shares of common stock owned by such person or group. Each person known to us to be the beneficial owners of more than five (5%) percent of the shares of common stock outstanding as of October 27, 2022, is also included in the table below. Unless otherwise noted below, the address of each person listed in the table is in care of Troika Media Group, Inc., 25 West 39th Street, New York, NY 10018.

Name	Shares	Percent of Outstanding
Peter Coates +	10,597,996	15.8%
Thomas Marianacci + (1)	7,020,000	10.5%
Thomas Ochocki (2)	5,404,001	8.1%
Sadiq (Sid) Toama (3)	1,970,000	2.9%
Randall Miles (4)	277,778	*
Martin Pompadur (5)	70,000	*
Sabrina Yang (6)	–	*
Wendy Parker (6)	–	*
Grant Lyon	–	–
Jeffrey S. Stein	–	–
Erica Naidrich	–	–
All Officers and Directors as a Group	25,287,440	37.7%

*Less than 1% of the issued and outstanding shares of common stock.

+ Denotes 5% stockholder of the Company.

(1) Of these shares, ten (10%) percent are held in escrow until March 21, 2023, under the terms of an escrow agreement under the Converge Acquisition. Does not include 1,000,000 RSUs which vest in three (3) equal installments on March 21, 2023, 2024, and 2025 pursuant to the Executive Employment Agreement.

(2) These shares include common stock held by Mr. Ochocki, Union Investment Management, and Union Eight Ltd, affiliates of Mr. Ochocki. Also includes 1,075,000 warrants held by Mr. Ochocki.

(3) Of these shares ten (10%) percent are held in escrow until March 21, 2023, under the terms of an escrow agreement under the Converge Acquisition. Does not include 2,500,000 RSUs which vest in three (3) equal installments on March 21, 2023, 2024, and 2025 pursuant to the Executive Employment Agreement.

(4) 2,000,000 options vesting monthly over 36 months.

(5) Mr. Pompadur was granted 20,000 warrants to purchase common stock of the Company which vested nine (9) months from the date of issuance upon his joining the Board, exercisable for five (5) years at $0.75 per share; and 50,000 shares were issued upon conversion of RSUs.

(6) Ms. Yang and Ms. Parker were each issued 50,000 RSUs on August 1, 2022, which will vest on August 1, 2023.

Director Compensation

Our director compensation program is intended to enhance our ability to attract, retain, and motivate non-employee directors of exceptional ability and to promote the common interest of directors and stockholders in enhancing the value of the common stock. The board of directors review director compensation annually based on recommendations by the nominating and governance committee. The nominating and governance committee has the sole authority to engage a consulting firm to evaluate director compensation.

Under our non-employee director compensation program, each non-employee director is eligible to receive compensation for board and committee service consisting of annual cash retainers and equity awards. Directors also may be paid for serving on ad hoc committees of the board. Sadiq Toama, our Chief Executive Officer, does not receive any additional compensation for his service as a director.

Under our non-employee director compensation program, in 2022 our non-employee directors were eligible to receive the following annual cash compensation for their service on the board and the board’s standing committees:

NON-EMPLOYEE DIRECTOR ANNUAL RETAINERS

Position	Annual Cash Retainer
Chair of the Board	$300,000
All Other Independent Directors	$30,000
Wendy Parker	$60,000

Note: Additional compensation is not paid for sitting on committees. Fees paid to directors cover all positions.

In connection with their appointment to the Board, it was determined that in lieu of the standard compensation for non-employee directors, each of Messrs. Lyon and Stein will receive $40,000 per month in cash compensation, plus $5,000 per day in the event that they are obligated to participate in litigation proceedings as witnesses, or otherwise.

The following table shows the total compensation for non-employee directors during the fiscal year ended June 30, 2022.

2022 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Non-Employee Director	Fees Earned or Paid in Cash($)	Option Awards($)	Stock Awards($)	Total($)
Sabrina Yang	$7,500	$—	$—	$7,500
Wendy Parker	$15,000	$—	$—	$15,000
Jeff Kurtz+	$—	$—	$150,000	$150,000
Martin Pompadur	$30,000	$—	$50,000	$80,000
Thomas Ochocki	$—	$—	$475,000	$475,000

+ Denotes former director.

Executive Officers

The following table sets forth information, as of October 27, 2022, about our executive officers. Each executive officer serves at the discretion of the board of directors.

EXECUTIVE OFFICERS

Name	Age	Positions and Business Experience
Sadiq Toama	40	Please see “Proposal 1. Election of Directors—Information Concerning Nominees for Election as Directors” at page 18.
Erica Naidrich	48

Professional Experience

On May 23, 2022, Troika Media Group, Inc. appointed Erica Naidrich to serve as the Company’s Chief Financial Officer replacing Christopher Broderick. Ms. Naidrich brings substantial financial and business knowledge to Troika, with experience within public companies in corporate finance, operational management systems, and financial reporting. Ms. Naidrich joins the Troika Executive Team to oversee the Company’s global finance and enterprise functions; she reports to Sid Toama, Chief Executive Officer and President of Troika.

Prior to joining Troika Media Group, Ms. Naidrich served as Vice President of Accounting and Controller for Madison Square Garden Entertainment Corp. (“MSG”), a leader in live sports, entertainment, and programming. Prior to her role at MSG, Ms. Naidrich held multiple Controller roles within the technology, consumer goods and professional services industries, in addition to spending eight years managing SEC Reporting in the private equity space. Ms. Naidrich started her career in Public Accounting for RSM and PricewaterhouseCoopers. Ms. Naidrich possesses valuable experience in Troika’s core sectors providing financial oversight of sports and entertainment, technology and media, private equity, and professional services businesses.

Education

Ms. Naidrich is a certified public accountant and obtained a Certificate in Accounting in June 2003 from the University of California, San Diego - La Jolla, California. Ms. Naidrich received a Bachelor of Arts in Communications Studies from West Virginia University, Morgantown, West Virginia in August 1996.

There are no family relationships among our directors and executive officers.

Executive Compensation

Summary Compensation Table

We are eligible, and have chosen, to comply with the scaled executive and director compensation disclosure rules applicable to a “smaller reporting company,” as defined in applicable SEC rules.

The following table provides information concerning the compensation paid for our fiscal years ended June 30, 2022, and 2021 to our “named executive officers” as of June 30, 2022.

Name and Principal Position	Year	Salary	*Bonus	Stock Awards (5)	Option Awards (6)	All Other Comp	Total
Sadiq (Sid) Toama,	2022	$115,000	$—	$2,625,000	$—	$13,000	$2,753,000
President and CEO (1)	2021	N/A	N/A	N/A	N/A	N/A	N/A
Robert Machinist,	2022	$362,000	$—	$2,025,000	$—	$82,000	$2,469,000
CEO & Chairman (2)	2021	$270,000	$100,000	$—	$1,559,000	$—	$1,929,000
Erica Naidrich,	2022	$44,000	$100,000	$190,000	$—	$4,000	$338,000
Chief Financial Officer (3)	2021	N/A	N/A	N/A	N/A	N/A	$—
Chris Broderick,	2022	$348,000	$62,500	$800,000	$—	$220,000	$1,430,500
COO & CFO (4)	2021	$350,000	$137,500	$—	$—	$—	$487,500

(1)	Mr. Toama was elected President of the Company in March 2022 and was appointed Chief Executive Officer in May 2022. Mr. Toama was also granted 2,500,000 Restricted Stock Units “RSUs” on March 22, 2022.

(2)	Mr. Machinist was elected Chief Executive Officer in March 2018 and Chairman of the Board in July 2017. On January 1, 2021, he was awarded 500,000 warrants exercisable at $0.75 per share for six (6) years in fiscal 2020 and 2021, which had been forfeited by a former director. In 2022, Mr. Machinist was awarded 2,000,000 RSUs which have been converted. Mr. Machinist resigned as CEO from the Company on May 19, 2022, and stepped down as Chairman of the Board in July 2022. All Other Compensation includes approximately $63,000 in severance payments and an auto allowance of $12,000. Mr. Machinist also received a payment in fiscal year 2021 in an amount of approximately $159,000 consisting of salary that was earned and deferred by Mr. Machinist in periods prior to fiscal year 2021.

(3)	Ms. Naidrich was elected Chief Financial Officer of the Company in May 2022. Ms. Naidrich was also granted 200,000 RSUs on May 27, 2022.

(4)	Mr. Broderick served as Chief Operating Officer of the Company since July 2017. Mr. Broderick was appointed CFO of the Company in April 2021, and stepped down in May 2022 upon the appointment of Erica Naidrich. Mr. Broderick resigned as COO from the Company in June 2022. All Other Compensation includes an auto allowance of $12,000 and severance payments totaling $200,000. Mr. Broderick also received a payment in fiscal year 2021 in an amount of approximately $199,000 consisting of salary that was earned and deferred by Mr. Bressman in periods prior to fiscal year 2021.

(5)	The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Note 14. Stockholders Equity of the Notes to the Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2022 for a discussion of the assumptions made in determining the grant-date fair value of the Company’s equity awards.

(6)	The amounts in this column represent the aggregate grant-date fair value of awards granted to each named executive officer, computed in accordance with the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. See Note 14. Stockholders Equity of the Notes to the Financial Statements included in the Annual Report on Form 10-K for the fiscal year ended June 30, 2022 for a discussion of the assumptions made in determining the grant-date fair value of the Company’s equity awards.

Narrative Explanation of the Summary Compensation Table

Overview

The compensation paid to our executives for fiscal year ended June 30, 2022, consisted of the following components:

●	Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Base salaries are reviewed annually and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance, and experience. Annual reviews will typically be delivered in February of each year.

●	Discretionary Annual Bonus. The compensation committee will have the authority to award discretionary annual bonuses to our executive officers and senior management and will set the terms and conditions of those bonuses and take all other actions necessary for the plan’s administration. These awards are intended to compensate officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives vary depending on the individual.

●	Long-Term Incentive Program. We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. Our stock compensation plans have been established to provide certain of our employees, including our executive officers, with incentives to help align those employees’ interests with the interests of stockholders.

The primary objectives of our executive compensation program are to attract and retain the best possible executive talent, to motivate our executive officers to enhance our growth and profitability, to increase stockholder value, and to reward superior performance and contributions to the achievement of corporate objectives. The focus of our executive pay strategy is to tie short- and long-term cash and equity incentives to the achievement of measurable corporate and individual performance objectives, and to align executives’ incentives with stockholder value creation. Our compensation plan is designed to attract and retain the best possible talent, and we recognize that different elements of compensation are more or less valuable depending on the individual. For this reason, we offer a broad range of compensation elements. We offer our executive team salaries that are competitive with the market, executive bonuses that are in line with our corporate goals and dependent on measurable results, plus stock option plans designed to retain talent, promote a sense of company ownership, and tie corporate success to monetary rewards. Specifically, all management employed by the Company or one of its subsidiaries are entitled to participate in an equity incentive plan that will compensate management if certain financial performance and milestones are met. The Company reserves the right to increase the size of the plan as it deems necessary, at its sole discretion.

Base salaries for our executive officers are determined based on the scope of their job responsibilities, prior experience, and depth of their industry skills, education, and training. Compensation paid by industry competitors for similar positions, as well as market demand, are also taken into account. Base salaries are reviewed annually as part of our performance management program, whereby merit or equity adjustments may be made. Merit adjustments are based on the level of success in which individual and corporate performance goals have been met or exceeded. Equity adjustments may be made to ensure base salaries are competitive with the market and will be determined using benchmark survey data.

Our compensation structure is primarily comprised of base salary, annual performance bonus, and stock options. In setting executive compensation, the Board of Directors will consider the aggregate compensation payable to an executive officer and the form of the compensation. The Board will seek to achieve an appropriate balance between immediate cash rewards and long-term financial incentives for the achievement of both annual and long-term financial and non-financial objectives.

Employment Agreements

Sadiq (“Sid”) Toama

The Company entered into an Executive Employment Agreement (“EEA”), effective as of March 21, 2022, with Sadiq (“Sid”) Toama to serve as its President. He was later elected Chief Executive Officer of the Company on May 19, 2022. The EEA is for an initial term of five (5) years, which automatically renews for additional one (1) year periods unless either party delivers, at least ninety (90) days’ prior to the end of a term, written notice to the other that the term will not be extended. Notwithstanding the foregoing, the EEA provides that, on or before the third (3rd) anniversary date of the EEA, the Company may offer to extend the term for an additional period of five (5) years, which Mr. Toama may accept or reject. If the Company does not offer such extension, or if Mr. Toama rejects the extension offered by the Company, Mr. Toama may resign, and such resignation will be deemed to be with good reason (as defined in EEA), or he may not resign, in which case the terms of the EEA will continue.

Mr. Toama’s annual base salary is $500,000 and he is entitled to receive an annual bonus, subject to bonus increases at least annually upon mutually agreed-to performance milestones, as well as discretionary bonuses. Mr. Toama also received restricted stock units (“RSUs”) for 2,500,000 shares, vesting one-third on the first anniversary date of the EEA and two-thirds in two (2) equal installments on the second and third anniversary dates of the EEA. Mr. Toama may participate, to the extent eligible, in all employee benefit plans and programs provided by the Company to its senior executives. He also receives an auto allowance of $1,000 per month and life insurance benefits of $9,135 per year.

If Mr. Toama’s employment is terminated by the Company other than for cause (as defined in the EEA) or by him for good reason (as defined in the EEA), he is entitled to severance in an amount equal to his then-current base salary for a minimum of twelve (12) months or, if longer, until the end of the term, plus a pro rata bonus, as well as immediate vesting of options and stock grants, and Company paid-for premiums for COBRA continuation coverage under its health plans for an eighteen (18) month period. Upon a termination of Mr. Toama’s employment due to death or disability, all equity awards that would have vested during the twenty-four (24) months following such termination shall immediately vest. Upon a change of control (as defined in the EEA), all of Mr. Toama’s then-unvested shares or options shall immediately vest, all performance bonuses (both current and future) shall be immediately due and payable, and if, after a change of control, Mr. Toama terminates his employment with the Company, he shall receive the severance benefits described above.

The EEA also provides, that during his employment and, if his employment is terminated for cause (as defined in the EEA), for one (1) year following his termination date, or, if his employment is terminated for any other reason, for the longer of six (6) months or the period during which he is receiving severance payments, Mr. Toama cannot: (i) compete, directly or indirectly, anywhere in the U.S. as an employee, consultant, or director or have any financial interest in a competitive business; or (ii) hire, solicit for services, encourage the resignation of any employee or consultant (devoting more than 70% of consultant’s time) to a consulting business.

Michael Tenore

The Company entered into an amended and restated EEA, as of October 21, 2016, with Michael Tenore to serve as its General Counsel. The initial term of the agreement was until December 31, 2019, but automatically renews for additional one (1) year periods unless either party delivers, at least sixty (60) days prior to the end of the term, written notice to the other that the term will not be extended. Mr. Tenore‘s annual base salary was $200,000. Effective January 1, 2022, Mr. Tenore’s annual base salary was increased to $300,000. Mr. Tenore was granted stock options to purchase 333,333 shares of common stock, all of which vested June 1, 2019, and 700,000 RSUs, all of which are vest. He is eligible for an annual discretionary bonus to be set by the compensation committee and also may participate, to the extent eligible, at a level commensurate with his position, in all employee benefit plans and programs provided by the Company to its senior executives. He is also covered under the Company’s directors’ and officers’ liability insurance. Mr. Tenore is also entitled to receive a $37,500 bonus in the event he assists in closing one or more corporate acquisitions each in the amount in excess of $10,000,000.

If Mr. Tenore’s employment is terminated by the Company other than for cause (as defined in the EEA) or by him for good reason (as defined in the EEA), Mr. Tenore is entitled to severance in amount equal to twelve (12) months’ base salary, a prorated bonus, and Company paid-for premiums for COBRA continuation coverage under its health plans for a period of twelve (12) months. Upon a termination of his employment due to his death or disability, Mr. Tenore or his estate, shall vest in any equity awards that would have vested during the twelve (12) month period following the date of death or disability. Upon a change of control (as defined in the EEA), all of Mr. Tenore’s equity awards shall immediately vest in full and, if, after a change of control, he terminates employment for good reason (as defined in the EEA), he shall be entitled to the severance benefits described above.

Mr. Tenore is also subject to non-compete and non-solicitation provision during employment and for a period of six (6) months following his termination of employment.

Robert Machinist

On May 1, 2018, the Company entered into an EEA with Robert Machinist, to serve as Chief Executive Officer of the Company. Mr. Machinist was compensated at an annual base salary of $210,000. Effective April 1, 2021, Mr. Machinist’s annual base salary was increased to $300,000, and effective January 1, 2022, it was increased to $550,000. He was eligible for discretionary bonuses as determined by the compensation committee and was granted 333,333 warrants, vesting quarterly over two (2) years. Following the listing of the Company’s securities on the Nasdaq Capital Market, Mr. Machinist was awarded a discretionary bonus of $100,000 by the Company’s Board of Directors.

On May 19, 2022, Robert Machinist resigned as Chief Executive Officer of the Company and all employment by the Company’s subsidiaries for personal reasons unrelated to the management or operations of the Company. Pursuant to his EEA, Mr. Machinist will be paid one (1) year of severance at his current base salary of $550,000 paid over the next year.

Andrew Bressman

On January 1, 2022, Mr. Bressman was provided with a four-year employment agreement to serve as Advisor to the CEO with an annual salary of $400,000 a year. The agreement provided for customary benefits and a severance equal to 36 months of salary paid over a period of five (5) months. Upon a Change of Control (as defined), Mr. Bressman may terminate his employment for Good Reason, and he shall be entitled to the severance described above, subject to a one-year non-competition period. Mr. Bressman is also subject to a three-month non-solicitation period after the termination of his employment.

The Company entered into a Separation Agreement dated as of February 28, 2021, with SAB Management, LLC (“SAB”) and Andrew Bressman (“Bressman”). Mr. Bressman is one of the principals of SAB and part owner. Under the terms of the Separation Agreement, Mr. Bressman’s consultancy with the Company under a Consultant Agreement dated as of June 1, 2017, terminated, without cause, effective immediately prior to the listing of the Company’s securities on the Nasdaq Capital Market in April 2021. The Consultant Agreement had provided for Mr. Bressman to be Managing Director and Assistant to the CEO until December 31, 2024.

Upon the completion of the initial public offering, the Company paid Mr. Bressman (i) accrued and unpaid consulting fees, expense, and interest as of February 28, 2021, and (ii) one-half of the consulting fees owed under the Consultant Agreement in the amount of $1,291,833. The balance of Consultant’s fees under the Consultant Agreement in the amount of $1,291,833 shall be paid in equal installments on a regular bi-weekly schedule through March 21, 2023.

Christopher Broderick

The Company entered into an amended and restated EEA (dated February 15, 2017) with Christopher J. Broderick as of June 1, 2017, which was amended on June 12, 2017, and June 5, 2018, to serve as its Chief Operating Officer. Mr. Broderick’s base salary was $350,000. On January 1, 2022, Mr. Broderick’s base salary was increased to $400,000. Mr. Broderick was entitled to receive $37,500 in the event he assisted in closing one or more corporate acquisitions each in the excess of $10,000,000. Mr. Broderick was granted stock options to purchase 800,000 shares of common stock, which became vested and exercisable fifty (50%) percent on July 1, 2018 and fifty (50%) percent on July 1, 2019, provided the closing price of the Company’s Common Stock is at least $0.45 per share at the time of vesting.

On June 8, 2022, Mr. Broderick entered into a Separation Agreement with the Company and resigned effective June 10, 2022, for personal reasons unrelated to the management or operations of the Company. He had maintained his position with the Company since 2017. His departure follows the Company’s recent acquisition of Converge Direct. As part of his agreement, Mr. Broderick was entitled to severance and certain other benefits which were incorporated into the Separation Agreement. The Separation Agreement provided for a severance payment in an amount equal to one (1) year of his current base salary payable in two (2) equal installments on June 30, 2022 and September 30, 2022. The vesting of all equity awards held by Mr. Broderick would also no longer be subject to continued employment with the Company. The Company and Mr. Broderick exchanged mutual releases and waivers of claims against each other.

Erica Naidrich

The Company entered into an EEA with Erica Naidrich to serve as its Chief Financial Officer on May 23, 2022. The EEA is for an initial term of three (3) years, which automatically renews for additional one (1) year periods unless either party delivers, at least sixty (60) days prior to the end of the term, written notice to the other that the term will not be extended.

Ms. Naidrich has an annual base salary of $400,000. She also received a one-time signing bonus of $100,000 on June 30, 2022. She is also eligible for discretionary bonuses as determined by the compensation committee and an annual bonus of thirty (30%) percent of her base salary subject to meeting objectives set forth by the Chief Executive Officer, President, and the Audit Committee of the Company’s Board of Directors and continued employment at the time payment is due. Ms. Naidrich was granted 200,000 RSUs vesting over three (3) years. She also may participate, to the extent eligible, at a level commensurate with her position, in all employee benefit plans and programs provided by the Company to employees. She also receives an auto allowance of $1,000 per month.

If Ms. Naidrich’s employment is terminated by the Company other than for cause (as defined in the EEA) or by her for good reason (as defined in the EEA), she is entitled to severance in an amount equal to six (6) months then-current base salary, plus a pro rata bonus, as well as immediate vesting of any equity awards, and Company paid-for premiums for COBRA continuation coverage under its health plans for a thirty (30) day period. Upon a termination of Ms. Naidrich’s employment due to her death or disability, all equity awards that would have vested during the twelve (12) months following such termination shall immediately vest.

The EEA Agreement provides that during the term of employment and for three (3) months after termination, Ms. Naidrich shall not compete with the Company nor solicit employees of the Company.

Ms. Naidrich was not a “name d executive officer” in fiscal year 2022 and, as a result, her compensation is not reported in the table above.

Pension Benefits

Each of Troika Design Group and Mission Media has a 401(k) benefit plan.

Non-Qualified Deferred Compensation

We do not have any non-qualified defined contribution plans or other deferred compensation plans.

Outstanding Equity Awards at June 30, 2022

The following table sets forth information regarding each unexercised option or unvested RSU awards held by each of our “named executive officers” as of June 30, 2022:

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable(#)	Number of Securities Underlying Unexercised Options Unexercisable(#)	Option Exercise Price($)	Option Expiration Date	Number of Shares or Units of Stock that have not Vested(#)	Market Value of Shares or Units of Stock that have not Vested
Sid Toama	N/A	N/A	N/A	N/A	2,500,000	$2,625,000
Michael Tenore	333,333	—	$ 0.75	4/22/2025	—	$—

For information regarding the vesting acceleration provisions applicable to the options held by our named executive officers, please see “–Employment Agreements” above.

Equity Compensation Plan Information

The following table provides information as of June 30, 2022, with respect to shares of common stock that may be issued under equity plans and standalone option grants:

COMMON STOCK ISSUABLE UNDER EQUITY PLANS

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity compensation plans approved by stockholders	4,757,833	$1.28	3,300,000
Equity compensation plans not approved by stockholders	—	—	—

Accounting Matters

Principal Independent Auditor Fees

The following table sets forth the aggregate fees billed to us by RBSM, our current independent auditor, for professional services rendered for the fiscal year ended June 30, 2022 and 2021.

	2022	2021
	RBSM	RBSM

Audit Fees (1)	$ 460,000	$ 360,000
Audit-related Fees (2)	520,000	—
Tax Fees (3)	—	—
All Other Fees	—	150,000
Total Fees	$ 980,000	$ 510,000

(1)	Includes services relating to the audit of annual consolidated financial statements, review of quarterly consolidated financial statements, statutory audits, comfort letters, and consents and review of documentation filed with SEC-registered and other securities offerings.
(2)	Includes services related to assistance with general accounting matters, work performed on acquisitions and divestitures, employee benefit plan audits, and assistance with statutory audit matters.
(3)	Includes services for tax compliance, tax advice, and tax planning.

Audit Committee Pre-Approval Policies and Procedures

The audit committee approves in advance all audit and non-audit services performed by the independent registered public accounting firm. There are no other specific policies or procedures relating to the pre-approval of services performed by the independent registered public accounting firm.

Report of Audit Committee

The Audit Committee of the board of directors consists entirely of members who meet the independence requirements of Nasdaq and the rules and regulations of the SEC, as determined by the board of directors. The Audit Committee is responsible for providing independent, objective oversight of the financial reporting processes and internal controls of Troika Media Group, Inc. (“TMG”). The Audit Committee operates under a written charter approved by the board. A copy of the current charter is available on TMG’s website at https://www.troikamedia.com/investor-relations

Management is responsible for TMG’s system of internal control and financial reporting processes, for the preparation of consolidated financial statements in accordance with U.S. generally accepted accounting principles (“US GAAP”) and for the annual report on TMG’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of TMG’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and for issuing a report on the financial statements. The Audit Committee’s responsibility is to monitor and oversee these processes. In performing its functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of management, the internal audit group, and the independent auditor. Audit Committee members do not serve as professional accountants or auditors for TMG, and their functions are not intended to duplicate or certify the activities of TMG’s management or independent auditor.

Consistent with its monitoring and oversight responsibilities, the Audit Committee met with management and RBSM LLP, or RBSM, the independent auditor of TMG, to review and discuss the June 30, 2022, audited consolidated financial statements. Management represented that TMG had prepared the consolidated financial statements in accordance with US GAAP. The Audit Committee discussed with RBSM the matters required by the PCAOB in accordance with Auditing Standard No. 1301, “Communications with Audit Committees.”

The Audit Committee received from RBSM the written communication that is required by PCAOB Rule 3526, “Communication with Audit Committees Concerning Independence,” and the Audit Committee discussed with RBSM that firm’s independence. The Audit Committee also considered whether RBSM’s provision of non-audit services and the audit and non-audit fees paid to RBSM were compatible with maintaining that firm’s independence. On the basis of these reviews, the Audit Committee determined that RBSM has the requisite independence.

Management completed the documentation, testing and evaluation of TMG’s system of internal control over financial reporting as of June 30, 2022, as required by Section 404 of the Sarbanes-Oxley Act of 2002. The Audit Committee received periodic updates from management and RBSM at Audit Committee meetings throughout the year and provided oversight of the process. Prior to filing TMG’s Annual Report on Form 10-K for the fiscal year ended June 30, 2022, or the Form 10-K, with the SEC, the Audit Committee also reviewed management’s report on the effectiveness of TMG’s internal control over financial reporting contained in the Form 10-K, as well as the Report of Independent Registered Public Accounting Firm provided by RBSM and also included in the Form 10-K. RBSM’s report included in the Form 10-K related to its audit of TMG’s consolidated financial statements.

Based upon the Audit Committee’s discussions with management and RBSM and the Audit Committee’s review of the information provided by, and the representations of, management and RBSM, the Audit Committee approved the inclusion in the Form 10-K of the audited consolidated financial statements as of and for the fiscal year ended June 30, 2022. The Audit Committee approved the appointment and retention of RBSM as TMG’s independent auditor for the transition period July 1, 2022, to December 31, 2022, and recommended that the appointment be submitted for ratification by the stockholders of TMG.

Audit Committee

Randall Miles - Chair

Martin Pompadur

Sabrina Yang

Delivery of Documents to Security Holders Sharing an Address

SEC rules permit us to deliver one set of proxy materials to two or more stockholders who share an address, unless we have received contrary instructions from one or more of the stockholders. This delivery method, which is known as “householding,” can reduce our expenses for printing and mailing. Any stockholder of record at a shared address to which a single copy of the Proxy Statement and 2022 Annual Report was delivered may request a separate copy of the 2022 Annual Report and this Proxy Statement, by calling American Stock Transfer & Trust Company, LLC at 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers), or sending a letter to Investor Relations at Troika Media Group, Inc., 25 West 39th Street, New York, NY 10018, to the attention of our Secretary. Stockholders of record who wish to receive separate copies of these documents in the future may also contact us as stated above. Stockholders of record who share an address and receive two or more copies of the Proxy Statement and 2022 Annual Report may contact us as stated above to request delivery of a single copy. A stockholder who holds shares in “street name” and who wishes to obtain copies of proxy materials should follow the instructions on the stockholder’s voting instruction form or should contact the holder of record.

Other Matters

We will pay all expenses of preparing, printing and mailing, and making available over the Internet, the Annual Meeting proxy materials, as well as all other expenses of soliciting proxies for the Annual Meeting on behalf of the board of directors. Certain of our directors, officers, and employees, who will receive no compensation in addition to their regular salary or other compensation, may solicit proxies by personal interview, mail, telephone, facsimile, email, Internet, or other means of electronic transmission.

Appendix A

2022 Annual Meeting of Stockholders

Rules of Conduct and Procedures

Welcome to the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Troika Media Group, Inc. (the “Company”). In the interest of providing a fair and informative Annual Meeting, participants are required to honor the following Rules of Conduct and Procedures:

1.	The Company’s bylaws describe requirements for meetings of our stockholders, and the Annual Meeting will be conducted consistent with those requirements.

2.	The Company’s Chair of the Board will serve as the chair of the Annual Meeting (the “Chair”) and will have the authority and discretion necessary to preside over the Annual Meeting, including following adjournment of the formal business of the Annual Meeting. In the event of disorder, technical malfunction, or any other issue that disrupts the Annual Meeting, the Chair may adjourn, recess, or expedite the Annual Meeting or may take any other action that he or she determines is appropriate in light of the circumstances. In the event of any question of conduct or procedures that is not addressed expressly and clearly by these Rules of Conduct and Procedures, the Chair is authorized to address the question in the manner he or she determines, in his reasonable judgment, to be in the best interest of conducting a fair and informative Annual Meeting consistent with the purposes of the Annual Meeting.

3.	Participation in the Annual Meeting, including listening, voting shares, and submitting questions, will be limited to registered stockholders and proxyholders.

4.
Participants can log in to attend the Annual Meeting virtually by visiting https://web.lumiagm.com/238744591 after 9:00 A.M. on December 15, 2022. You will need to enter your 11 digit Control Number as it appears on your proxy card, along with the Password troika2022.

5.	Each stockholder of record as of 5:00 p.m., Eastern time, on October 27, 2022, may log into the webcast by entering- the information of the Proxy Card. If you have voted your shares prior to the start of the Annual Meeting, your vote has been received by the Company’s inspector of elections and there is no need to vote those shares during the Annual Meeting, unless you wish to revoke or change your vote.

6.	The Meeting will begin at 10:00 a.m., Eastern time, on December 15, 2022. The only business to be conducted at the Annual Meeting will consist of the consideration of, and voting on, the three proposals set forth in the Proxy Statement. These proposals will be considered sequentially at the Annual Meeting, in the order they are enumerated and set forth in the Proxy Statement.

7.	If a stockholder has a question about one of the agenda matters that is to be voted on at the Annual Meeting as set forth in the Proxy Statement, the question may be submitted in the field provided in the web portal at or before the time the matters are presented for consideration at the Annual Meeting. We will answer questions on any matters set forth in the Proxy Statement to be voted on by the stockholders at the Annual Meeting before voting is closed. During this period, the Company will not permit discussions or questions that are not relevant or pertinent to the agenda matter then being discussed, as determined by the Chair in his reasonable judgment.
A-1

8.	Following adjournment of the formal business of the Annual Meeting, the Chair will give a presentation about the Company’s business. At the conclusion of this presentation, the Company will address appropriate general questions as time allows from stockholders regarding the Company. The following rules will apply to this process:

a.	To ensure that as many stockholders as possible are able to ask questions, each stockholder will be permitted to submit no more than two questions. Questions must be succinct and cover a single topic. Questions being addressed will be presented as submitted, uncensored and unedited, except that we may omit certain personal details for data protection issues and we may edit profanity or other inappropriate language.

b.	In addressing questions:

i.	Questions from multiple stockholders related to the same topic, or that are otherwise related, may be grouped and answered together.

ii.	Any second question from a stockholder will be deferred until such time as all appropriate first questions from stockholders have been addressed.

iii.	If more questions are presented than time permits to be answered, the Chair shall determine which questions will be addressed in his reasonable discretion.

c.	The views, questions and constructive comments of all stockholders are valued and welcomed. The purpose of the Annual Meeting must be observed, however, and the Company will not permit questions that:

i.	are not relevant or pertinent to the business of the Company;

ii.	are related to material non-public information of the Company;

iii.	are related to financial or operating results of the Company for the second quarter of 2023;

iv.	are related to pending or threatened litigation or investigations;

v.	are in furtherance of a stockholder’s personal or business interests;

vi.	are repetitious of statements made by another stockholder;

vii.	are related to personal grievances;

viii.	include derogatory references to individuals or are otherwise in bad taste; or

ix.	are out of order or not otherwise suitable for the conduct of the Annual Meeting as determined by the Chair in his reasonable judgment.

9.	If there are any matters of individual concern to a stockholder and not of general concern to all stockholders, or if a question posed was not otherwise answered, such matters may be raised separately after the Annual Meeting by contacting Investor Relations at investorrelations@troikamedia.com.

10.	Recording of the Annual Meeting is prohibited without the prior written permission of the Company. A webcast playback of the Annual Meeting will be available at https://www.troikamedia.com/investor-relationswithin approximately 48 hours after the completion of the Annual Meeting and will remain publicly available until our annual meeting of stockholders in 2023. The webcast playback will include each stockholder question addressed during the Annual Meeting.

11.	A violation of any of the above conduct requirements will be cause for dismissal from the Annual Meeting.

THANK YOU FOR YOUR COOPERATION AND FOR JOINING THE ANNUAL MEETING.

A-2

ANNUAL MEETING OF STOCKHOLDERS OF

TROIKA MEDIA GROUP, INC.

December 15, 2022 at 10:00 a.m. EST

GO GREEN
e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, and proxy card are available at - http://www.astproxyportal.com/ast/24175/

Please sign, date, and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00033333333000000000 4 121522

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS, AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Shareholders of record at the close of business on October 27, 2022, are entitled to vote at the meeting.

	FOR	AGAINST	ABSTAIN
1. ELECTION OF SIX CLASS I DIRECTORS OF THE COMPANY			
A. Randall Miles	☐	☐	☐
B. Martin Pompadur	☐	☐	☐
C. Sabrina Yang	☐	☐	☐
D. Wendy Parker	☐	☐	☐
E. Sid Toama	☐	☐	☐
F. Thomas Ochocki	☐	☐	☐
2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2022	☐	☐	☐
3. ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION.	☐	☐	☐
ELECTION OF TWO ADDITIONAL CLASS I DIRECTORS OF THE COMPANY			
G. Grant Lyon	☐	☐	☐
H. Jeffrey Stein	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL NOMINEES WITH RESPECT TO THE ELECTION OF DIRECTORS, AND "FOR" ITEMS 2 AND 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

TROIKA MEDIA GROUP, INC.

Proxy for Annual Meeting of Shareholders on December 15, 2022 at 10:00 a.m. EST

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Catherine Akers and Brad Berman, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Shareholders of Troika Media Group, Inc., to be held December 15, 2022, 10:00 a.m. EST, and at any adjournments or post-ponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

TROIKA MEDIA GROUP, INC.

December 15, 2022 at 10:00 a.m. EST

PROXY VOTING INSTRUCTIONS

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/238744591 (password: troika2022) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Meeting, proxy statement, and proxy card
are available at - http://www.astproxyportal.com/ast/24175/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00033333333000000000 4 121522

**THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE DIRECTORS, AND "FOR" PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒**

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Shareholders of record at the close of business on October 27, 2022, are entitled to vote at the meeting.

	FOR	AGAINST	ABSTAIN
1. ELECTION OF SIX CLASS I DIRECTORS OF THE COMPANY			
A. Randall Miles	☐	☐	☐
B. Martin Pompadur	☐	☐	☐
C. Sabrina Yang	☐	☐	☐
D. Wendy Parker	☐	☐	☐
E. Sid Toama	☐	☐	☐
F. Thomas Ochocki	☐	☐	☐
2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2022	☐	☐	☐
3. ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION.	☐	☐	☐
ELECTION OF TWO ADDITIONAL CLASS I DIRECTORS OF THE COMPANY			
G. Grant Lyon	☐	☐	☐
H. Jeffrey Stein	☐	☐	☐

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL NOMINEES WITH RESPECT TO THE ELECTION OF DIRECTORS, AND "FOR" ITEMS 2 AND 3.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of

TROIKA MEDIA GROUP, INC.

To Be Held On:

December 15, 2022 at 10:00 a.m. EST

virtually at https://web.lumiagm.com/238744591 (password: troika2022)

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery, please make the request as instructed below before 12/2/22.

Please visit http://www.astproxyportal.com/ast/24175/, where the following materials are available for view:

- Notice of Annual Meeting of Shareholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) or 718-921-8562 (for international callers)**

E-MAIL: info@astfinancial.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/238744591 (password: troika2022) and be sure to have available the control number.

MAIL: You may request a card by following the instructions above.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Shareholders of record at the close of business on October 27, 2022, are entitled to vote at the meeting.

Please note that you cannot use this notice to vote by mail.

1. ELECTION OF SIX CLASS I DIRECTORS OF THE COMPANY

A. Randall Miles

B. Martin Pompadur

C. Sabrina Yang

D. Wendy Parker

E. Sid Toama

F. Thomas Ochocki

2. RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR 2022

3. ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION.

ELECTION OF TWO ADDITIONAL CLASS I DIRECTORS OF THE COMPANY

G. Grant Lyon

H. Jeffrey Stein

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" ALL NOMINEES WITH RESPECT TO THE ELECTION OF DIRECTORS, AND "FOR" ITEMS 2 AND 3.